Third Quarter 2016 Results

October 18, 2016

SYNOVUS
the bank of here

Forward Looking Statements

This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on (1) future loan production and loan growth; (2) future deposit growth and loan to deposit ratios; (3) future net interest income and net interest margin; (4) future non-interest income; (5) future adjusted non-interest expense levels; (6) future credit trends and key credit metrics; (7) future tax rates; (8) our strategy and initiatives for future growth, capital management, and financial planning; and (9) our assumptions underlying these expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus' ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2015 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Use of Non-GAAP Financial Measures

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted diluted earnings per share; adjusted non-interest expense; adjusted efficiency ratio; average core transaction deposit accounts; return on average tangible common equity (ROATCE); tangible common equity ratio; and common equity Tier 1 (CET1) ratio (fully phased-in). The most comparable GAAP measures to these measures are net income per common share, diluted; total non-interest expense; efficiency ratio; total average deposits; return on average common equity; and total shareholders' equity to total assets ratio, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' business and the strength of its capital position. Synovus believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist investors in evaluating Synovus' operating results, financial strength and capitalization and to permit investors to assess the performance of Synovus on the same basis as that used by management. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors. Adjusted diluted earnings per share is a measure used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Adjusted non-interest expense and the adjusted efficiency ratio are measures utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. Average core transaction deposit accounts is a measure used by management to evaluate organic growth of deposits and the quality of deposits as a funding source. Return on average tangible common equity (ROATCE) is a measure used by management to compare Synovus' performance with other financial institutions because it calculates the return available to common shareholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. Tangible common equity ratio and common equity Tier 1 (CET1) ratio (fully phased-in) are used by management and bank regulators to assess the strength of our capital position. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

SYNOVUS

3Q16 Highlights

Improving Profitability

- Diluted EPS of $0.51, up 10.1% vs. 2Q16 and 21.2% vs. 3Q15
  - Adjusted diluted EPS[1] of $0.52, up 23.0% vs. 3Q15
- Total revenues[2] of $294.1 million, up $4.8 million or 1.6% vs. 2Q16 and 7.0% vs. 3Q15
- Adjusted efficiency ratio[1] of 60.55%, improvement of 99 b.p.s vs. 2Q16 and 128 b.p.s vs. 3Q15



$0.42
$0.46
$0.51
21% YoY
3Q15
2Q16
3Q16

Diluted EPS



(in millions)
$274.8
$289.3
$294.1
7% YoY
3Q15
2Q16
3Q16

Total Revenues[2]



61.83%
61.54%
60.55%
Improved 128 b.p.s YoY
3Q15
2Q16
3Q16

Adjusted Efficiency Ratio[1]

Balance Sheet Growth

- Total loans grew $202.0 million or 3.5%[3] vs. 2Q16 and $1.39 billion or 6.4% vs. 3Q15
- Total average deposits grew $422.3 million or 7.1%[3] vs. 2Q16 and 5.1% vs. 3Q15



(in billions)
$21.86
$23.06
$23.26
6% YoY
3Q15
2Q16
3Q16

Total Loans



(in billions)
$22.86
$23.61
$24.03
5% YoY
3Q15
2Q16
3Q16

Total Average Deposits

Credit Quality and Capital Management

- NPL ratio of 0.64% improved 8 b.p.s from 3Q15
- ROATCE[1][4] increased 126 b.p.s vs. 3Q15
- Entered into ASR agreement to repurchase remaining shares under the $300 million repurchase program[5]
  - $289.4 million (9.7 million shares) repurchased to-date[6]



0.72%
0.67%
0.64%
Improved 8 b.p.s YoY
3Q15
2Q16
3Q16

NPL Ratio



7.70%
8.33%
8.96%
126 b.p.s YoY
3Q15
2Q16
3Q16

Return on Average Tangible Common Equity[1][4]

(1) Non-GAAP financial measure; see appendix. (2) Consists of net interest income and non-interest income excluding investment securities gains, net. (3) Annualized (4) Return on average common equity improved to 8.89% from 8.26% in 2Q16 and 7.64% in 3Q15. (5) Effective September 29, 2016, Synovus entered into an accelerated share repurchase (ASR) agreement to repurchase $50 million of Synovus common stock. Upon settlement of the ASR scheduled on or before December 28, 2016, the $300 million share repurchase program will be complete. (6) From program inception in October 2015 through October 17, 2016.

Loans grew 3.5%[1] vs. 2Q16 and 6.4% vs. 3Q15


Total Loans
(in billions)
$21.86
4.15
7.19
10.52
$23.06
4.62
7.49
10.95
$23.26
4.80
7.45
11.01
3Q15
2Q16
3Q16
(in millions)
Sequential quarter loan growth:
$369.4
$302.7
$202.0
C&I
CRE
Retail

- Sequential quarter growth of $202.0 million or 3.5%[1]
  - Retail loans grew $182.1 million or 15.7%[1]
  - CRE loans declined $42.1 million or 2.2%[1]
  - C&I loans grew $60.6 million or 2.2%[1]
- Year-over-year growth of $1.40 billion or 6.4%
  - Retail loans grew $648.3 million or 15.6%
  - CRE loans grew $258.1 million or 3.6%
  - C&I loans grew $490.0 million or 4.7%
- Continued portfolio diversification with retail growth (consumer mortgages and lending partnerships)
- Key markets including Atlanta, Birmingham, Chattanooga, and Nashville posted strong loan growth
- Expect loan growth, including Entaire portfolio[2], of 6-7% for 2016

(1) Annualized
(2) 4Q16 balances will include the Entaire loan portfolio which totaled approximately $357 million as of October 1, 2016.

Average deposits grew 7.1%[1] vs. 2Q16 and 5.1% vs. 3Q15


Total Average Deposits
(in billions)
$22.86
$23.61
$24.03
1.36
2.13
3.27
16.10
1.34(2)
2.28
3.14
16.85
1.41(2)
2.11
3.15
17.36
3Q15
2Q16
3Q16
Core transaction accounts(3)
Time
SCM
Brokered

- Total average deposits of $24.03 billion increased $422.3 million or 7.1%[1] vs. 2Q16 and increased $1.17 billion or 5.1% vs. 3Q15
- Average core transaction accounts[3] increased $512.7 million or 12.1%[1] vs. 2Q16 and increased $1.26 billion or 7.8% vs. 3Q15
  - Average non-interest bearing deposits grew $185.8 million or 12.1%[1] vs. 2Q16 and 8.7% vs. 3Q15

(1) Annualized
(2) Effective 2Q16, brokered deposits reflect the addition of a new bank deposit sweep product offered to Synovus Securities customers. Average balances of these accounts totaled $313.9 million and $139.3 million for 3Q16 and 2Q16, respectively.
(3) Core transaction accounts consist of non-interest bearing, NOW/Savings, and money market deposits. Non-GAAP financial measure; see appendix.

SYNOVUS

Net interest income grew 2.1% vs. 2Q16 and 8.8% vs. 3Q15



(dollars in millions)
$207.8
$221.4
$226.0
3.14%
3.27%
3.27%
3Q15
2Q16
3Q16
Net Interest Income
Net Interest Margin

- Net interest income of $226.0 million increased $4.6 million or 2.1% vs. 2Q16 and increased $18.2 million or 8.8% vs. 3Q15
- NIM of 3.27%, unchanged vs. 2Q16
  - Yield on earning assets of 3.71 %, down 2 b.p.s from 2Q16
    - Yield on loans of 4.14%, down 1 b.p. from 2Q16
  - Effective cost of funds of 0.44%, down 2 b.p.s from 2Q16
    - Cost of interest bearing core deposits down 1 b.p. to 0.35%
- Net interest income percentage growth for the full year is expected to be in the high single-digits[1]
  - 4Q16 NIM expected to remain stable vs. 3Q16

(1) 4Q16 will include impact from Entaire acquisition

Non-interest income grew 0.4% vs. 2Q16 and 1.6% vs. 3Q15

(in millions)


Total Non-Interest Income
$67.1
$67.9
$68.2
6.9
6.0
19.2
35.0
8.4
5.9
19.8
33.8
6.5
7.3
19.6
34.8
3Q15
2Q16
3Q16
Other income
Mortgage banking income
Fiduciary/asset management, brokerage, and insurance revenues
Core banking fees(1)

- 3Q16 total non-interest income of $68.2 million grew $269 thousand or 0.4% vs. 2Q16 and 1.6% vs. 3Q15
  - Core banking fees[1] of $34.8 million increased $989 thousand or 2.9% from 2Q16 and decreased 0.6% from 3Q15
    - Gains from sale of GGL/SBA loans of $1.3 million increased $579 thousand or 80.9% from 2Q16 and 15.6% from 3Q15
  - Fiduciary/asset management, brokerage, and insurance revenues of $19.6 million decreased $250 thousand or 1.3% from 2Q16 and increased 2.0% from 3Q15
  - Mortgage banking income of $7.3 million increased $1.4 million or 23.4% vs. 2Q16 and 22.9% from 3Q15

(1) Include service charges on deposit accounts, bankcard fees, letter of credit fees, ATM fee income, line of credit non-usage fees, gains from sales of government guaranteed loans, and miscellaneous other service charges.

Adjusted efficiency ratio[1] of 60.55% improved 128 b.p.s vs. 3Q15


(dollars in millions)
$177.9
$177.5
$188.6
$182.4
$185.9
$183.9
61.83%
61.54%
60.55%
3Q15
2Q16
3Q16
Headcount: 4,424
4,381
4,351
Total Non-interest Expense
Adjusted Non-interest Expense(2)
Adjusted Efficiency Ratio(1)

- 3Q16 total non-interest expense of $185.9 million decreased $2.7 million or 1.5% vs. 2Q16 and increased 4.5% vs. 3Q15
- 3Q16 adjusted non-interest expense[2] of $183.9 million increased $1.5 million or 0.8% vs. 2Q16 and 3.6% vs. 3Q15
  - Employment expense of $101.9 million, up $4.9 million or 5.0% vs. 2Q16
  - Advertising expense of $5.6 million, down $1.8 million vs. 2Q16
  - 3Q16 adjusted efficiency ratio[1] improved to 60.55% from 61.54% in 2Q16 and 61.83% in 3Q15; 3Q16 efficiency ratio improved to 63.13% from 65.11% in 2Q16 and 64.65% in 3Q15
- Year-to-date adjusted non-interest expense[2] of $545.6 million increased $16.5 million or 3.1% vs. a year ago
- Expect low single-digit percentage increase in adjusted non-interest expense[2] for the full year

(1) Adjusted efficiency ratio excludes foreclosed real estate expense and other credit costs, securities gains (losses), litigation contingency/settlement expenses, Visa indemnification charges, loss on early extinguishment of debt, restructuring charges and merger-related expenses. Non-GAAP financial measure; see appendix.
(2) Adjusted non-interest expense: 2015 amounts reflect reclassifications to conform to current year presentation. Foreclosed real estate expense and other credit costs are now included as components of adjusted non-interest expense. See slide 16 in appendix for additional information. 4Q16 adjusted non-interest expense estimate includes expense base related to Entaire. Non-GAAP financial measure; see appendix.

Credit quality trends continue to be favorable

(dollars in millions)


NPA, NPL, and Past Due Ratios
1.25%
0.83%
0.42%
0%
1.01%
0.96%
0.95%
0.81%
0.77%
0.72%
0.75%
0.78%
0.67%
0.64%
0.18%
0.21%
0.28%
0.24%
0.27%
3Q15
4Q15
1Q16
2Q16
3Q16
NPL Ratio(1)
NPA Ratio
Total Past Dues > 30 Days Ratio


Net Charge-offs(2)
0.15%
0.10%
0.05%
0%
$6.8
0.12%
$3.4
0.06%
$7.4
0.13%
$6.1
0.11%
$6.9
0.12%
3Q15
4Q15
1Q16
2Q16
3Q16


Provision Expense
$10
$7
$3
$0
$3.0
$5.0
$9.4
$6.7
$5.7
3Q15
4Q15
1Q16
2Q16
3Q16


Allowance for Loan Losses
$275
$183
$92
$0
1.15%
$250.9
1.13%
$252.5
1.12%
$254.5
1.11%
$255.1
1.09%
$253.8
3Q15
4Q15
1Q16
2Q16
3Q16

(1) Excludes impaired loans held-for-sale. (2) Net charge-off ratio is as a % of average total loans, annualized.

SYNOVUS

Maintaining strong capital ratios

	3Q15	2Q16	3Q16
Common equity Tier 1 ratio	10.60 %	10.01	9.97 (1)
Tier 1 capital ratio	10.60	10.06	10.06 (1)
Total risk-based capital ratio	12.02	12.05	12.05 (1)
Leverage ratio	9.45	9.10	8.98
Tangible common equity ratio(2)	10.18	9.52	9.28
Disallowed deferred tax asset(3) (in millions)	$357.0	281.8	249.9

- Common equity Tier 1 ratio of 9.97%(1), well above regulatory minimums
- 3Q16 Basel III common equity Tier 1 ratio on a fully phased-in basis estimated at 9.49%(1)(2)
- Returned $106.2 million to shareholders during the quarter with repurchase of $91.5 million in common stock and $14.7 million in common dividends

(1) Preliminary (2) Non-GAAP financial measure; see appendix. (3) Tier 1 capital disallowed deferred tax asset; CET1 disallowed deferred tax asset (Basel III transitional) is $136.1 million at September 30, 2016 compared to $169.1 million at June 30, 2016 and $231.3 million at September 30, 2015.

Capital management

- **$300 million common stock repurchase program announced in October 2015**
  - Since inception through September 28, 2016, completed repurchases of common stock through open market transactions totaling $250.0 million, or 8.5 million shares, at an average price of $29.47 per share
  - Effective September 29, 2016, entered into accelerated share repurchase (ASR) agreement to repurchase remaining $50 million of common stock under the program
    - Repurchased 1.2 million shares at an initial average price of $31.87 upon the effective date of ASR agreement
    - Remaining shares will be repurchased upon settlement of the ASR agreement on or before December 28, 2016
- **DFAST results show that capital ratios remain above regulatory minimums throughout the forecast period in the severely adverse scenario**
- **2017 capital plan expected to be announced in January 2017**

Appendix

Condensed Income Statement

SYNOVUS

(in thousands, except per share data)	3Q16	2Q16	3Q15
Net interest income	$226,007	$221,449	$207,790
Non-interest income	68,155	67,886	67,059
Adjusted non-interest expense*	183,907	182,410	177,475
Provision expense	5,671	6,693	2,956
Litigation contingency/settlement (recovery) expense	(189)	-	-
Restructuring charges	1,243	5,841	69
Visa indemnification charges	360	360	363
Merger-related expenses	550	-	-
Income before taxes	102,620	94,031	93,986
Income tax expense	37,375	33,574	36,058
Dividends on preferred stock	2,559	2,559	2,559
Net income available to common shareholders	**$62,686**	**$57,898**	**$55,369**
Net income per diluted common share	**$0.51**	**$0.46**	**$0.42**
Average diluted common shares	123,604	125,699	132,297

* Non-GAAP financial measure

Quarterly Highlights Trend

SYNOVUS

		3Q15	4Q15	1Q16	2Q16	3Q16
Financial Performance	Diluted EPS	$ 0.42	0.43	0.39	0.46	**0.51**
	Net interest margin	3.14 %	3.18	3.27	3.27	**3.27**
	Adjusted efficiency ratio(1)	61.83	62.17	61.92	61.54	**60.55**
	ROA(2)	0.81	0.81	0.73	0.83	**0.88**
Balance Sheet Growth(3)	Total loans	6.8 %	10.3	5.9	5.3	**3.5**
	Total average deposits	6.9	6.7	0.6	6.9	**7.1**
Credit Quality	NPA ratio	1.01 %	0.96	0.95	0.81	**0.77**
	NCO ratio(2)	0.12	0.06	0.13	0.11	**0.12**
Capital	Common shares outstanding(4)	130,633	129,547	125,850	124,048	**121,453**
	CET1 ratio	10.60 %	10.37	10.04	10.01	**9.97** (5)
	TCE ratio(1)	10.18	9.90	9.62	9.52	**9.28**

(1) Non-GAAP financial measure (2) Annualized (3) Sequential quarter growth, annualized. (4) In millions (5) Preliminary

Non-interest Income

SYNOVUS

(dollars in thousands)	3Q15	2Q16	3Q16	3Q16 vs. 2Q16 % Change	3Q16 vs. 3Q15 % Change
Service charges on deposit accounts	$20,692	$20,240	$20,822	2.8%	0.6%
Fiduciary and asset management fees	11,308	11,580	11,837	2.3%	4.7%
Brokerage revenue	6,946	7,338	6,199	(16.4%)	(10.8%)
Mortgage banking income	5,965	5,941	7,329	23.3%	22.9%
Bankcard fees	8,334	8,346	8,269	(0.9%)	(0.8%)
Investment securities gains, net	-	-	59	nm	nm
Other fee income	5,521	5,280	5,171	(2.0%)	(6.3%)
Other non-interest income	8,293	9,161	8,469	(8.3%)	2.1%
Total non-interest income	$67,059	$67,886	$68,155	0.4%	1.6%

nm - not meaningful

Non-interest Expense

SYNOVUS

(dollars in thousands)	3Q15	4Q15	1Q16	2Q16	3Q16	2014	2015
Salaries and other personnel expense	$94,341	$95,524	$101,358	$97,061	$101,945	$371,904	$380,918
Net occupancy and equipment expense	26,937	27,816	26,577	26,783	28,120	105,806	107,466
FDIC insurance and other regulatory fees	6,591	6,776	6,719	6,625	6,756	33,485	27,091
Professional fees	6,371	8,265	6,369	6,938	6,486	26,440	26,647
Third-party processing expense	10,844	10,993	11,116	11,698	11,219	40,042	42,852
Loss on early extinguishment of debt	-	1,533	4,735	-	-	-	1,533
Litigation contingency/settlement (recovery) expense	-	710	2,700	-	(189)	12,812	5,110
Restructuring charges	69	69	1,140	5,841	1,243	20,585	36
Visa indemnification charges	363	371	360	360	360	3,041	1,463
Advertising expense	5,488	3,680	2,410	7,351	5,597	24,037	15,476
Merger-related expenses	-	-	-	-	550	-	-
Other operating expenses	19,558	20,432	19,799	21,811	18,146	74,011	77,406
Adjusted non-interest expense excluding credit costs	$170,130	$173,486	$174,348	$178,267	$178,269	$675,725	$677,856
Foreclosed real estate expense	4,503	4,454	$2,684	4,588	2,725	25,321	22,804
Other credit costs	2,842	2,410	$2,266	(445)	2,913	7,513	8,853
Adjusted non-interest expense*	$177,475	$180,350	$179,298	$182,410	$183,907	$708,559	$709,513

* Effective 1Q16, foreclosed real estate expense and other credit costs for all periods presented have been reclassified out of Credit Costs into Adjusted Non-Interest Expense. These items totaled $5.6 million, $4.1 million and $5.0 million, respectively, for 3Q16, 2Q16, and 1Q16 and $31.7 million for all of 2015.

Portfolio Distribution by Type

SYNOVUS

(dollars in millions)	3Q15		4Q15		1Q16		2Q16		3Q16	
Investment Properties	$5,558	25.4%	$5,752	25.6%	$5,983	26.3%	$5,921	25.7%	$5,969	25.7%
Residential Properties	1,112	5.1	1,129	5.0	1,161	5.1	1,128	4.9	1,071	4.6
Land Acquisition	538	2.5	514	2.3	470	2.1	459	2.0	425	1.8
Total CRE	**$7,207**	**33.0%**	**$7,395**	**33.0%**	**$7,614**	**33.5%**	**$7,508**	**32.6%**	**$7,466**	**32.1%**
C&I	10,526	48.1	10,772	48.0	10,809	47.5	10,955	47.5	11,016	47.4
Retail	4,159	19.0	4,293	19.1	4,364	19.2	4,625	20.1	4,808	20.7
Total Loans*	**$21,864**	**100.0%**	**$22,429**	**100.0%**	**$22,758**	**100.0%**	**$23,061**	**100.0%**	**$23,263**	**100.0%**

*Total loans exclude unearned income, which is not displayed on this table.

Investment Properties

(dollars in millions)



Composition of 3Q16 Investment Properties Portfolio
Total Portfolio $5.97B
Other Investment Property 9%
Multi-Family 26%
Warehouses 9%
Shopping Centers 16%
Hotels 13%
Office Buildings 27%

- Investment Properties portfolio is diversified among property types
- The top markets for Investment Properties balances, such as Atlanta, Tampa, Nashville, and Orlando, are among the highest job growth markets in the nation

Note: Only 4% of Office Buildings portfolio is in construction

Residential C&D and Land Acquisition

SYNOVUS


Performing Residential C&D and Land Acquisition Portfolio Trends
(dollars in millions)
$5,875
$2,821
$1,363
$862
$829
$752
Decline of 87% from peak
4Q07
4Q09
4Q11
4Q13
4Q15
3Q16

- Performing residential C&D and land acquisition portfolio has decreased by 87% from a peak of $5.88 billion in 4Q07 to $752.1 million in 3Q16
  - 3Q16 portfolio represents 3% of total performing loans, compared to 22% in 4Q07
  - Note: This 22% exposure comprised over half of credit losses in subsequent years
- Synovus lends to established home builders on a limited basis
- The remaining balances in Land Acquisition are legacy balances, as Synovus is not growing its land portfolio

(dollars in millions)

Category	$	%
1-4 Family Construction	193.5	26%
Residential Development	140.2	19%
Land Acquisition	418.4	56%
Total	$752.1	

C&I Portfolio

SYNOVUS

(dollars in millions)

Diverse Industry Exposure
Total Portfolio $11.02B



22%
8%
6%
4%
5%
8%
8%
7%
6%
4%
6%
3%
4%
2%
2%
7%

- Large Corporate/Middle Market/Specialty Lines represent 33% of C&I balances
  - Each specialty line is led by bankers with significant experience in that line of business
- Community/Retail Bank represents 67% of C&I balances



Health Care
Finance/Insurance
R/E Leasing
Retail Trade
Wholesale Trade
Prof., Scientific, Tech. Svcs.
Ag, Forestry, Fishing
Arts, Entertainment, Rec.
Manufacturing
Construction
Other Services
R/E Other
Accommoda. & Food Svcs.
Transport. & Warehousing
Educational Svcs.
All Other

Retail Portfolio

SYNOVUS

Total Retail Portfolio $4.81B



Other Consumer
7%
Consumer Lending Partnerships
7%
Credit Card
5%
HELOC
34%
Consumer Mortgage
47%

Mortgage and HELOC, the two largest concentrations, have strong credit indicators:

Credit Indicator	HELOC	Mortgage
Weighted Average credit score of 3Q16 originations	783	780
Weighted Average credit score of total portfolio	772	760
Average LTV	76.1%	76.1%
Average DTI	30.8%	29.9%
Utilization Rate	58.7%	N/A

- **Credit Card portfolio performs well**
  - In-market lending to bank customers
  - Average utilization rate 23.5%
  - Average credit score 734
  - Charge-offs below industry average
- **Synovus has partnerships with Green Sky and SoFi**
  - Currently $352.0 million in total balances
  - Green Sky is a point-of-sale program where the customer applies at home improvement store, for example; not web-based
  - SoFi primarily refinances student loan debt

Portfolio Risk Distribution

SYNOVUS

(dollars in millions)

Risk Category	3Q15	2Q16	3Q16	3Q16 vs. 2Q16 Change	3Q16 vs. 3Q15 Change
Passing Grades	$20,894	$22,202	$22,449	$247	$1,555
Special Mention	455	435	384	(51)	(71)
Substandard Accruing	358	270	282	12	(76)
Non-Performing Loans	158	154	148	(6)	(9)
Total Loans	$21,864	$23,061	$23,263	$202	$1,399

Loan Loss Reserve Coverage Trends

SYNOVUS


(dollars in millions)
1.15%
$251
1.13%
$252
1.12%
$255
1.11%
$255
1.09%
$254
206%
159%
189%
150%
174%
143%
195%
166%
199%
171%
3Q15
4Q15
1Q16
2Q16
3Q16
Loan Loss Reserve
LLR to NPLs
LLR to NPLs
(excluding NPLs for which the expected loss has been charged off)

- Backtesting of the 3Q15 allowance estimate showed coverage of 4Q15-3Q16 net charge-offs of 944%.

Troubled Debt Restructurings

SYNOVUS

(dollars in millions)

Composition of 3Q16 Performing TDRs


Risk Categories:
Pass 33%
Substandard 49%
Special Mention 18%
Loan Type:
Retail 17%
Inv. Prop. 16%
Resi. Prop. 20%
Land 7%
C&I 40%

Accruing TDR Trends


16% reduction from 3Q15
$240
$224
$209
$205
$202
3Q15
4Q15
1Q16
2Q16
3Q16

- 99.4% of performing TDRs are paid current; there are no performing TDRs 90+ days past due
- 51% of performing TDRs are rated better than substandard
- Most TDR designations are due to interest rate concessions
- 73% of performing TDRs are not residential or land-related

Substandard Accruing Loans

SYNOVUS

(dollars in millions)



21% reduction from 3Q15
$375
$281
$188
$94
$0
$358
$222
$136
$304
$195
$109
$288
$178
$110
$270
$163
$107
$282
$184
$98
3Q15
4Q15
1Q16
2Q16
3Q16
Other Substandard Accruing Loans
Substandard Accruing TDRs



Composition of 3Q16 Substandard Accruing Loans
10%
65%
4%
5%
16%
Investment Properties
C&I
Retail
Land
Residential

Past Dues by Portfolio Type

SYNOVUS

	30-Days + Past Due		Outstanding Balance
(dollars in millions)	2Q16	3Q16	3Q16
Investment properties	**0.09%**	**0.05**	**$5,969**
1-4 family construction	0.13	0.00	194
1-4 family investment mortgage	0.37	0.77	728
Residential development	0.20	0.30	149
Residential properties	0.30	0.57	1,071
Land for future development	0.63	0.93	425
Total CRE	**0.16**	**0.17**	**7,466**
Commercial and industrial	0.22	0.25	11,016
Retail	0.44	0.45	4,808
Total	**0.24**	**0.27**	**$23,263** *

*Excludes unearned income of $26.2 million

Net Charge-offs by Type

SYNOVUS

(dollars in millions, % of average loans annualized)	1Q16		2Q16		3Q16	
Investment properties	($0.0)	0.00%	$5.2	0.35%	$0.9	0.06%
1-4 family properties	0.6	0.23	(2.6)	(0.92)	(0.5)	(0.17)
Land for future development	(0.1)	(0.05)	(0.5)	(0.46)	(0.6)	(0.57)
Total CRE	**0.5**	**0.03**	**2.1**	**0.11**	**(0.2)**	**(0.01)**
Commercial and industrial	4.3	0.16	2.1	0.08	4.7	0.17
Retail	2.6	0.24	2.0	0.18	2.4	0.20
Total net charge-offs	**$7.4**	**0.13%**	**$6.1**	**0.11%**	**$6.9**	**0.12%**

Non-GAAP Financial Measures

SYNOVUS

The following tables illustrate the method of reconciling the non-GAAP financial measures used in this slide presentation to the most directly comparable GAAP measure.

(dollars and shares in thousands)

	3Q15	2Q16	3Q16
Net income available to common shareholders	$55,369	$57,898	$62,686
Add: Litigation contingency/settlement (recovery) expense	-	-	(189)
Add: Restructuring charges	69	5,841	1,243
Add: Merger-related expenses	-	-	550
Tax effect of adjustments	(25)	(2,138)	(587)
Adjusted net income available to common shareholders	$55,413	$61,601	$63,703
Weighted average common shares outstanding, diluted	132,297	125,699	123,604
Adjusted diluted earnings per share	$0.42	$0.49	$0.52

(dollars and shares in thousands)

	3Q15	2Q16	3Q16
Total average shareholders' equity	$3,002,428	$2,946,697	$2,932,513
Subtract: Average goodwill	(24,431)	(24,431)	(24,431)
Subtract: Average other intangible assets, net	(758)	(249)	(226)
Subtract: Average Series C Preferred Stock	(125,980)	(125,980)	(125,980)
Average tangible common equity	$2,851,259	$2,796,037	$2,781,876
Net income available to common shareholders annualized	$219,671	$232,866	$249,377
Return on average tangible common equity (ROATCE)	7.70%	8.33%	8.96%

Non-GAAP Financial Measures, continued

SYNOVUS

(in thousands)	3Q15	4Q15	1Q16	2Q16	3Q16
Total non-interest expense	$177,907	$183,033	$188,233	$188,611	$185,871
Subtract: Restructuring charges	(69)	(69)	(1,140)	(5,841)	(1,243)
Subtract: Visa indemnification charges	(363)	(371)	(360)	(360)	(360)
Subtract: Litigation contingency/settlement expenses	-	(710)	(2,700)	-	189
Merger-related expenses	-	(1,533)	(4,735)	-	(550)
Adjusted non-interest expense	$177,475	$180,350	$179,298	$182,410	$183,907

(in thousands)	3Q15	4Q15	1Q16	2Q16	3Q16
Adjusted non-interest expense	177,475	180,350	179,298	182,410	183,907
Subtract: Foreclosed real estate expense	(4,503)	(4,454)	(2,684)	(4,588)	(2,725)
Subtract: Other credit costs	(2,842)	(2,410)	(2,266)	445	(2,913)
Adjusted non-interest expense excluding credit costs	$170,130	$173,486	$174,348	$178,267	$178,269
Net interest income	207,790	212,620	218,193	221,449	226,007
Add: Tax equivalent adjustment	315	311	305	329	330
Add: Total non-interest income	67,059	66,175	63,147	67,886	68,155
Add: Investment securities gains, net	-	(58)	(67)	-	(59)
Total revenues	$275,164	$279,048	$281,578	$289,664	$294,433
Adjusted efficiency ratio	61.83%	62.17%	61.92%	61.54%	60.55%

Non-GAAP Financial Measures, continued

SYNOVUS

(in thousands)	3Q15	2Q16	3Q16
Total average deposits	$22,860,019	$23,608,027	$24,030,291
Subtract: Average brokered deposits	(1,357,163)	(1,337,001)	(1,409,740)
Subtract: Average time deposits excluding average SCM time deposits	(3,274,406)	(3,141,621)	(3,153,366)
Subtract: Average state, county, and municipal (SCM) deposits	(2,124,812)	(2,280,038)	(2,105,126)
Average core transaction deposit accounts	$16,103,638	$16,849,367	$17,362,059

Total assets	$28,167,135	$29,459,691	$29,727,096
Subtract: Goodwill	(24,431)	(24,431)	(24,431)
Subtract: Other intangible assets, net	(667)	(228)	(225)
Tangible assets	$28,142,037	$29,435,032	$29,702,440
Total shareholders' equity	$3,017,116	$2,951,659	$2,906,659
Subtract: Goodwill	(24,431)	(24,431)	(24,431)
Subtract: Other intangible assets, net	(667)	(228)	(225)
Subtract: Series C Preferred Stock	(125,980)	(125,980)	(125,980)
Tangible common equity	$2,866,038	$2,801,020	$2,756,023
Tangible Common Equity ratio	10.18%	9.52%	9.28%

(dollars in thousands)

Common equity Tier 1 (CET1)	$2,596,233
Adjustment related to capital components	(101,843)
Common equity Tier 1 (fully phased-in)	$2,494,390
Total risk-weighted assets (fully phased-in)	$26,289,626
Common equity Tier 1 (CET1) ratio (fully phased-in)	9.49%